UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Annual report
7 | 31 | 16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free Municipal
Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	53

About the Trustees	54

Officers	56

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. The value of bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

Putnam AMT-Free Municipal Fund

Seeking income exempt from federal tax as well as the alternative minimum tax

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from federal income tax as well as from the alternative minimum tax (AMT).

Meticulous credit research

The fund's portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund's mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

A tax meant for the wealthy also catches the middle class

The AMT was introduced in 1969 to target a small number of wealthy taxpayers who did not pay any federal income taxes. But since AMT rules were not indexed for inflation, and because economic growth and inflation have caused wage levels to increase, a significant number of taxpayers, including taxpayers in the middle class, are subject to its effects.

In fact, even with the passage of the American Taxpayer Relief Act of 2012, millions of AMT taxpayers could remain subject to the tax in future years.

Over 4 million taxpayers are estimated to be potentially affected by the AMT in tax year 2016

Number of AMT taxpayers
In millions
5
4
3
2
1
0
2016*
2017*
Total tax paid
In billions $
$35
$28
$21
$14
$7
$0
2016*
2017*

* *Estimate.*
Source: Tax Policy Center.

2 AMT-Free Municipal Fund

AMT-Free Municipal Fund 3

Interview with your fund’s portfolio manager

What was the market environment like for municipal bonds during the 12-month reporting period ended July 31, 2016?

With 12 consecutive months of gains, municipal bonds enjoyed solid absolute and relative performance during the reporting period. In addition, the Bloomberg Barclays Municipal Bond Index outperformed the broad U.S. fixed-income market, as defined by the Bloomberg Barclays U.S. Aggregate Bond Index, as well as a wide variety of U.S. and international stock indexes.

The Federal Reserve’s monetary policy continued to be influenced by U.S. data releases and global macroeconomic factors during the period. At its March 2016 meeting, the central bank reduced its interest rate-hike forecast for the remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. Diminished expectations for near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices. Ultimately,

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

4	AMT-Free Municipal Fund

the Fed left its benchmark rate unchanged for the balance of the period.

On June 23, 2016, the United Kingdom’s vote to leave the European Union — commonly referred to as “Brexit” — surprised global investors, and a sharp selloff in riskier assets ensued. Safe-haven assets, such as U.S. Treasuries and gold, rallied during the rush to safety. Municipal bonds also rallied in the aftermath of the surprise vote, underscoring, we believe, the attractiveness of the asset class in terms of its overall quality and relatively higher yields in today’s low absolute interest-rate environment.

How did Putnam AMT-Free Municipal Fund perform in this environment?

Thanks in large part to a patient Fed, the reporting period proved to be a friendly environment for interest-rate-sensitive securities. U.S. Treasury rates fell and prices rose during the reporting period, and municipal bonds followed suit. For the 12-month period ended July 31, 2016, the fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and its Lipper peer group average.

What was your investment approach during the reporting period?

As part of our effort to manage a portfolio free from the alternative minimum tax [AMT], we invested in tax-free investment-grade municipal bonds from around the nation, preferring to avoid AMT non-qualified, private-activity municipal bonds that might increase the portfolio’s AMT exposure. In this way, the investment income earned by the fund is exempt from federal personal income taxes, thereby helping to limit a shareholder’s AMT exposure.

Otherwise, many of our investment themes remained in place throughout the reporting period — namely, duration positioning, or interest-rate sensitivity, that was slightly below the median of the fund’s Lipper peer group; an overweight exposure to municipal bonds rated BBB relative to the benchmark; a preference for higher-education, essential service utilities, and continuing-care retirement communities bonds relative to the fund’s Lipper group; and an underweight position to Puerto Rico-based issuers relative to the fund’s peers. However, at the beginning of 2016 in response to market volatility,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 4 and 10–13 for additional fund performance information. Index descriptions can be found on page 15.

AMT-Free Municipal Fund	5

marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming slightly less defensive. This decision was beneficial for performance.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor do we believe that spreads will tighten much, as spreads remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks include flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a generally neutral duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

What are your thoughts about tax reform in this presidential election cycle?

In a presidential election year, tax reform typically becomes a topic of political discourse, especially as we get closer to the November general election. Changing tax rates is one thing. But when you begin discussing what entities can issue tax-free bonds or what qualifies a bond issuance for tax-exempt status, it is difficult to know where the debate will lead, and if some or all of the municipal bond market would be affected. And, as history has shown, moving from a concept to a proposal to a final plan is a long legislative process filled with competing interests. Reacting prematurely would be a mistake, in our view.

Furthermore, we cannot lose sight of the fact that tax-exempt municipal bonds are a vital and effective tool for financing America’s aging infrastructure, which also is an important issue in the current election cycle.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	AMT-Free Municipal Fund

Cash-strapped state and local governments have increasingly turned to the tax-exempt municipal bond market to finance public infrastructure such as roads, schools, and hospitals. With tax-exempt municipal bonds underwriting close to $400 billion of predominantly infrastructure projects in 2015, we believe there is a strong case to be made for preserving the tax-exempt status of municipal bonds.

What is your outlook for Fed rate policy in the coming months?

When 2016 began, Fed observers were anticipating additional rate increases. But signs of a U.S. economic slowdown, sluggish global growth, and Brexit put rate tightening on hold. Fed Chair Janet Yellen has repeatedly communicated that an accommodative policy is appropriate given global risk factors and that the central bank would move cautiously — leading some to believe that the next rate hike won’t occur until 2017 at the earliest. In our view, a data-dependent Fed on hold bodes well for municipal bond prices for the foreseeable future.

With stable credit fundamentals, a low default rate, and positive supply/demand technicals, we believe the $3.7 trillion municipal bond market is on solid footing, with many investors drawn to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility.

Thank you, Thalia, for your time and insights today.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund	7

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan, CFA, holds a B.A. from Williams College. Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	AMT-Free Municipal Fund

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

AMT-Free Municipal Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.02%	5.88%	6.02%	6.02%	5.36%	5.36%	5.78%	5.66%	5.86%

10 years	58.34	52.00	50.46	50.46	46.62	46.62	54.05	49.05	60.20
Annual average	4.70	4.28	4.17	4.17	3.90	3.90	4.42	4.07	4.83

5 years	28.78	23.63	24.92	22.92	24.02	24.02	27.16	23.03	30.44
Annual average	5.19	4.33	4.55	4.21	4.40	4.40	4.92	4.23	5.46

3 years	18.85	14.10	16.65	13.65	16.17	16.17	17.92	14.09	19.74
Annual average	5.93	4.49	5.27	4.36	5.12	5.12	5.65	4.49	6.19

1 year	6.39	2.13	5.73	0.73	5.56	4.56	6.09	2.64	6.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 AMT-Free Municipal Fund

Comparative index returns For periods ended 7/31/16

		Lipper General & Insured
	Bloomberg Barclays	Municipal Debt Funds
	Municipal Bond Index	category average*

Annual average (life of fund)	6.77%	6.28%

10 years	63.09	53.41
Annual average	5.01	4.35

5 years	28.42	29.70
Annual average	5.13	5.31

3 years	18.80	19.24
Annual average	5.91	6.02

1 year	6.94	6.89

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/16, there were 269, 231, 212, 157, and 30 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,046 and $14,662, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,905. A $10,000 investment in the fund’s class Y shares would have been valued at $16,020.

AMT-Free Municipal Fund	11

Fund price and distribution information For the 12-month period ended 7/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.528012		$0.432483	$0.409119	$0.486858		$0.563948

Capital gains [2]	—		—	—	—		—

Total	$0.528012		$0.432483	$0.409119	$0.486858		$0.563948

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/15	$15.28	$15.92	$15.30	$15.33	$15.33	$15.84	$15.30

7/31/16	15.71	16.36	15.73	15.76	15.76	16.29	15.73

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	2.93%	2.81%	2.31%	2.15%	2.68%	2.59%	3.16%

Taxable equivalent [4]	5.18	4.96	4.08	3.80	4.73	4.58	5.58

Current 30-day SEC yield [5]	N/A	0.88	0.30	0.15	N/A	0.62	1.14

Taxable equivalent [4]	N/A	1.55	0.53	0.27	N/A	1.10	2.01

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 AMT-Free Municipal Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.03%	5.89%	6.03%	6.03%	5.38%	5.38%	5.79%	5.68%	5.88%

10 years	60.27	53.86	52.39	52.39	48.41	48.41	55.92	50.85	61.92
Annual average	4.83	4.40	4.30	4.30	4.03	4.03	4.54	4.20	4.94

5 years	30.59	25.37	26.58	24.58	25.67	25.67	28.85	24.66	32.09
Annual average	5.48	4.63	4.83	4.49	4.68	4.68	5.20	4.51	5.72

3 years	17.19	12.50	15.09	12.09	14.54	14.54	16.27	12.50	18.00
Annual average	5.43	4.00	4.80	3.88	4.63	4.63	5.15	4.00	5.67

1 year	6.86	2.59	6.19	1.19	6.02	5.02	6.55	3.09	7.10

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/15	0.78%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 7/31/16*	0.81%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

AMT-Free Municipal Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.09	$7.22	$7.97	$5.46	$2.93

Ending value (after expenses)	$1,033.00	$1,029.80	$1,029.60	$1,031.50	$1,034.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.07	$7.17	$7.92	$5.42	$2.92

Ending value (after expenses)	$1,020.84	$1,017.75	$1,017.01	$1,019.49	$1,021.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 AMT-Free Municipal Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

AMT-Free Municipal Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 AMT-Free Municipal Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

AMT-Free Municipal Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions: That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 AMT-Free Municipal Fund

fund, and the continued application of certain reductions and waivers noted below; and • That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

AMT-Free Municipal Fund 19

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

20 AMT-Free Municipal Fund

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund

Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 259, 224 and 208 funds, respectively, in your fund’s Lipper peer group. (When considering

AMT-Free Municipal Fund 21

performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 AMT-Free Municipal Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

AMT-Free Municipal Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders
of Putnam AMT-Free Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Municipal Fund (the “fund”) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2016

24 AMT-Free Municipal Fund

The fund’s portfolio 7/31/16 ÿ

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FCS Farm Credit System	SGI Syncora Guarantee, Inc.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities
FNMA Coll. Federal National Mortgage	that carry coupons that reset and are payable upon
Association Collateralized	demand either daily, weekly or monthly. The rate
FRB Floating Rate Bonds: the rate shown	shown is the current interest rate at the close of the
is the current interest rate at the close of the	reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (98.4%)*	Rating**	Principal amount	Value

Alabama (0.9%)
AL State Port Auth. Docks Fac. Rev. Bonds,
6.00%, 10/1/40	A–	$1,000,000	$1,190,650

Lower AL Gas Dist. Rev. Bonds (Gas Project),
Ser. A, 5.00%, 9/1/46	A3	750,000	1,027,433

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	1,500,000	1,741,860

3,959,943
Alaska (0.8%)
Anchorage, G.O. Bonds, Ser. D, AMBAC, 5.00%,
8/1/25 (Prerefunded 8/1/17)	AAA	3,420,000	3,573,866

3,573,866
Arizona (3.3%)
AZ State Hlth. Fac. Auth. Rev. Bonds (Banner
Hlth.), Ser. A, 5.00%, 1/1/44	AA–	2,000,000	2,368,980

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5.125%, 10/1/32	A3	1,000,000	1,101,380

El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	868,943

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5.125%, 5/15/40	A–	2,125,000	2,372,329

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5.25%, 7/1/36	A	1,400,000	1,633,912

Salt River, Rev. Bonds (Agricultural Impt. & Pwr.
Dist. Elec. Syst.), Ser. A, 5.00%, 12/1/45	Aa1	900,000	1,104,399

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,000,000	1,299,870

Scottsdale, Indl. Dev. Auth. Hosp. Rev.
Bonds (Scottsdale Hlth. Care), Ser. C, AGM,
5.00%, 9/1/35	AA	2,000,000	2,269,920

U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt.
Coll., 6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,750,000	2,038,103

			15,057,836

AMT-Free Municipal Fund 25

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

California (13.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	BBB+/F	$500,000	$585,535

Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge),
Ser. S-4, 5.00%, 4/1/33	AA–	800,000	967,824

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Adventist
Hlth. Syst.-West), Ser. A, 5.75%, 9/1/39	A	1,000,000	1,135,770

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6.25%, 6/1/40	Baa1	1,000,000	1,163,860
(Biola U.), 5.00%, 10/1/38	Baa1	1,200,000	1,370,184

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5.875%, 5/15/29	AA–	1,500,000	1,709,100

CA State G.O. Bonds
6.50%, 4/1/33	Aa3	3,500,000	4,036,235
5.00%, 11/1/43	Aa3	1,000,000	1,209,610
5.00%, 2/1/38	Aa3	3,000,000	3,596,100

CA State Infrastructure & Econ. Dev. Bank
Rev. Bonds (J. David Gladstone Inst.), Ser. A,
5.00%, 10/1/31	A–	1,000,000	1,163,990

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6.00%, 4/1/25	A1	3,000,000	3,425,310
Ser. G-1, 5.25%, 10/1/23	A1	3,000,000	3,375,720

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6.625%, 11/15/24	BBB–	2,000,000	2,314,580
(Sutter Hlth.), Ser. B, 5.25%, 11/15/48	Aa3	1,550,000	1,673,597
AGM, 5.00%, 11/15/44	AA	500,000	589,295

Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5.50%, 9/1/30	BBB+	775,000	949,732

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	4,295,350

Los Angeles, Dept. of Arpt. Rev. Bonds (Los
Angeles Intl. Arpt.)
Ser. A, 5.00%, 5/15/40	AA	1,000,000	1,146,520
Ser. B, 5.00%, 5/15/33	AA–	500,000	607,065

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,126,200

Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	954,237
zero %, 8/1/24	AA–	1,125,000	934,076
zero %, 8/1/23	AA–	1,065,000	915,772
zero %, 8/1/22	AA–	1,010,000	895,355

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A, 5.00%, 7/1/31	A+	500,000	590,870

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2006), Ser. A, 6.50%, 8/1/24	Aa3	2,500,000	2,923,250

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5.00%, 8/15/30	AA–	530,000	640,404

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	AA–	5,500,000	5,017,705

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5.00%, 3/1/27	A3	$500,000	$573,450

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5.00%, 5/1/40	A1	1,250,000	1,415,038

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	350,000	403,729

Santa Ana, Fin. Auth. Lease Rev. Bonds (Police
Admin. & Holding)
NATL, 6.25%, 7/1/17	AA–	1,840,000	1,933,086
NATL, U.S. Govt. Coll, 6.25%, 7/1/17 (Escrowed
to Maturity)	AA–	1,840,000	1,936,563

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5.25%, 1/1/24	AA–	1,000,000	1,099,220

Ventura Cnty., COP (Pub. Fin. Auth. III), 5.00%,
8/15/20 (Prerefunded 8/15/19)	AA+	1,000,000	1,131,090

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	375,000	431,899

58,237,321
Colorado (2.2%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5.25%, 5/15/42	A–	2,000,000	2,061,020
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,000,000	1,163,330
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/33	BBB+/F	1,850,000	2,092,461

Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. B, 5.25%, 11/15/32	A2	1,500,000	1,831,110
Ser. B, 5.00%, 11/15/37	A1	500,000	585,565

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	AA–	3,525,000	2,068,682

9,802,168
Delaware (0.9%)
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.38s, 10/1/38	VMIG1	4,135,000	4,135,000

4,135,000
District of Columbia (1.4%)
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds
(Green Bond), Ser. A, 5.00%, 10/1/45	AA+	2,500,000	3,040,800
Ser. B, 5.00%, 10/1/37	AA+	1,010,000	1,235,937

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Dulles Metrorail), 5.00%, 10/1/53	Baa1	2,000,000	2,242,140

6,518,877
Florida (4.8%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	1,250,000	1,459,425

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5.375%, 10/1/29	A1	1,000,000	1,135,450

Citizens Property Insurance Corp. Rev. Bonds,
Ser. A-1, 5.00%, 6/1/25	A1	1,200,000	1,512,636

AMT-Free Municipal Fund 27

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Florida cont.
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	$360,000	$382,302

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,375,000	1,628,083

Lee Cnty., Rev. Bonds, SGI, 5.00%, 10/1/25
(Prerefunded 10/1/16)	Aa2	2,000,000	2,014,600

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5.00%, 10/1/34	Aa3	1,000,000	1,141,520

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5.00%, 7/1/40	A2	1,000,000	1,125,150

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.),
5.00%, 8/1/34	A–/F	1,000,000	1,169,090

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, AGM, 5.00%, 7/1/25	AA	500,000	598,630

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5.00%, 4/1/23	A–/F	1,630,000	1,900,906

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	3,000,000	3,581,310
(Acts Retirement-Life Cmnty., Inc.), 5.00%,
11/15/32 ##	A–/F	2,000,000	2,427,280

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	660,000	734,065

Southeast Overtown Park West Cmnty.
Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1,
5.00%, 3/1/30	BBB+	240,000	274,236

Tampa, Hlth. Syst. Rev. Bonds (Baycare), Ser. A,
5.00%, 11/15/46	Aa2	300,000	363,852

21,448,535
Georgia (2.7%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5.00%, 1/1/34	Aa3	200,000	239,762
5.00%, 1/1/32	Aa3	2,850,000	3,444,881

Atlanta, Wtr. & Waste Wtr. Rev. Bonds
Ser. A, 6.25%, 11/1/39 (Prerefunded 11/1/19)	Aa3	1,500,000	1,766,580
5.00%, 11/1/40	Aa3	3,000,000	3,638,190

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	1,046,124

Muni. Election Auth. of GA Rev. Bonds (Plant
Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	1,500,000	1,854,750

11,990,287
Guam (0.3%)
Territory of GU, Rev. Bonds, Ser. A,
5.375%, 12/1/24	BBB+	1,000,000	1,099,960

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
AGM, 5.00%, 10/1/30	AA	200,000	229,876

1,329,836
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala
Nui), 5.25%, 11/15/37	BBB+/F	250,000	280,765

			280,765

28 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Illinois (6.8%)
Chicago, G.O. Bonds
Ser. B-2, 5.50%, 1/1/37	BBB+	$2,000,000	$2,070,660
Ser. A, 5.25%, 1/1/33	BBB+	700,000	730,954

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/35	B+	750,000	708,195

Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/31	AA	500,000	572,070

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A2	700,000	820,631
Ser. D, 5.25%, 1/1/33	A2	1,000,000	1,199,940
Ser. F, 5.00%, 1/1/40	A2	1,045,000	1,154,412

Chicago, Sales Tax Rev. Bonds, 5.00%, 1/1/32	AA	1,000,000	1,123,160

Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	561,405
(2nd Lien), 5.00%, 1/1/39	A	565,000	636,376
Ser. C, 5.00%, 1/1/33	A	405,000	469,051

Chicago, Waste Wtr. Transmission Rev.
Bonds , Ser. C
5.00%, 1/1/39	A	750,000	858,360
5.00%, 1/1/34	A	400,000	461,644

Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	777,182

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll.,
NATL, 5.75%, 11/1/28 (Prerefunded 11/1/18)	Aaa	1,500,000	1,673,385
(Elmhurst Memorial), Ser. A, 5.625%, 1/1/37	Baa2	1,000,000	1,055,630
(American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,700,323

IL State G.O. Bonds
5.25%, 2/1/30	BBB+	500,000	558,990
5.00%, 3/1/34	BBB+	1,000,000	1,071,190
5.00%, 8/1/21	BBB+	1,000,000	1,114,210

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/32	Aa3	2,000,000	2,473,660

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	AA–	5,500,000	4,581,665

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,240,680

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
8.00%, 6/1/17	Aa3	2,600,000	2,757,248

30,371,021
Indiana (0.8%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5.75%, 1/1/29 (Prerefunded 1/1/19)	A1	1,000,000	1,122,580

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5.75%, 11/15/41	BBB+/F	1,000,000	1,145,480

IN State Muni. Pwr. Agcy. Rev. Bonds , Ser. A,
5.00%, 1/1/42	A1	1,000,000	1,211,400

3,479,460
Kansas (0.4%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	A/F	1,455,000	1,616,621

			1,616,621

AMT-Free Municipal Fund 29

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Kentucky (1.3%)
KY Pub. Trans. Infrastructure Auth. Rev.
Bonds (1st Tier Downtown Crossing), Ser. A,
6.00%, 7/1/53	Baa3	$500,000	$608,655

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32 ##	A–	2,750,000	3,354,010

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)
Ser. A, 6.25%, 6/1/39	A	800,000	904,800
Ser. B, 5.625%, 9/1/39	A	1,000,000	1,102,310

5,969,775
Louisiana (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	800,000	952,064

952,064
Maryland (0.7%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5.25%, 7/1/28	A2	2,000,000	2,160,880
(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/45	A2	500,000	586,075
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	586,640

3,333,595
Massachusetts (5.9%)
MA Bay Trans. Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/25 ##	AAA	2,000,000	2,597,300

MA State G.O. Bonds, Ser. B, 5.00%, 7/1/33	Aa1	3,000,000	3,786,990

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5.00%, 1/1/37	A+	1,000,000	1,115,950

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.80%, 4/15/22
(Prerefunded 10/15/19)	BBB	700,000	835,121
(Emerson College), Ser. A, 5.50%, 1/1/30	Baa1	2,000,000	2,261,460
(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	549,385
(Dana-Farber Cancer Inst.), Ser. N,
5.00%, 12/1/41	A1	1,100,000	1,347,786
(CareGroup), Ser. I, 5.00%, 7/1/38	A3	300,000	359,355

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), Ser. 1, U.S.
Govt. Coll., 5.75%, 12/1/42 (Prerefunded 5/1/19)	Baa2	1,000,000	1,137,020

MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5.50%, 1/1/22	AA	1,000,000	1,125,110

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	2,000,000	2,304,860
(Harvard U.), Ser. A, 5.50%, 11/15/36	Aaa	1,815,000	2,018,570
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	1,650,000	1,877,073

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162,
FNMA Coll., FHLMC Coll., 2.75%, 12/1/41	Aa2	515,000	530,280

MA State Port Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/27	Aa2	1,245,000	1,616,944

MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	1,000,000	1,228,240

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5.25%, 7/1/36	A1	1,500,000	1,763,010

			26,454,454

30 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Michigan (3.7%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6.25%, 7/1/36	AA	$1,575,000	$1,780,553

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,198,740

MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,000,000	1,189,720
Ser. H-1, 5.00%, 10/1/39	AA–	525,000	616,256
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	BBB+	400,000	468,276
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	BBB+	200,000	235,518
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A–	140,000	163,883
(Detroit), Ser. C-3, 5.00%, 4/1/28	A2	700,000	853,748

MI State Hosp. Fin. Auth. Rev. Bonds, Ser. A,
6.125%, 6/1/39 (Prerefunded 6/1/19)	AA+	1,000,000	1,149,800

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	5,024,640

Midland Cnty., Bldg. Auth. Rev. Bonds, AGM,
5.00%, 10/1/25	AA	1,000,000	1,087,770

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5.00%, 12/1/27	AA	1,775,000	1,898,221

Western MI U. Rev. Bonds, AGM, 5.00%, 11/15/28
(Prerefunded 5/15/18)	AA	1,000,000	1,077,550

16,744,675
Minnesota (1.3%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, 5.00%, 1/1/32	A+	500,000	605,900

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/44	A+	500,000	584,900

Minneapolis, Rev. Bonds (National Marrow Donor
Program), U.S. Govt. Coll., 4.875%, 8/1/25
(Prerefunded 8/1/18)	BBB+	1,350,000	1,463,117

Northfield, Hosp. Rev. Bonds, 5.375%, 11/1/26	BBB	1,500,000	1,515,915

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), U.S. Govt.
Coll., 5.25%, 5/15/36 (Prerefunded 11/15/16)	Aaa	1,800,000	1,824,624

5,994,456
Mississippi (1.3%)
Jackson Cnty., Port Fac. VRDN (Chevron USA,
Inc.), 0.35s, 6/1/23	P-1	2,200,000	2,200,000

MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5.00%, 5/1/37	A2	1,750,000	1,904,158

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll.,
6.10%, 6/1/38	Aaa	15,000	15,621

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. A,
0.35s, 12/1/30	VMIG1	1,520,000	1,520,000

			5,639,779

AMT-Free Municipal Fund 31

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Missouri (1.5%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5.75%, 6/1/39	A+	$1,150,000	$1,289,219

MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5.00%, 6/1/37	A	2,200,000	2,552,110

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(WA U. (The)), Ser. A, 5.375%, 3/15/39	Aaa	2,000,000	2,143,980
(Saint Lukes Hlth. Syst., Inc.), 5.00%, 11/15/35	A1	250,000	305,150

MO State Hlth. & Edl. Fac. Auth. VRDN (WA U.
(The)), Ser. C, 0.37s, 9/1/30	VMIG1	500,000	500,000

6,790,459
Nebraska (0.3%)
Central Plains, Energy Rev. Bonds (NE Gas No. 3),
5.00%, 9/1/32	A3	1,000,000	1,140,740

1,140,740
Nevada (0.9%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2,
5.00%, 7/1/33	A1	525,000	635,434

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5.00%, 8/1/20	BBB	460,000	504,928

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.45s, 6/1/42	VMIG1	2,880,000	2,880,000

4,020,362
New Jersey (1.6%)
Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	700,000	835,135

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	1,000,000	1,093,660

NJ State Tpk. Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/33	A+	1,350,000	1,642,748

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	A3	1,000,000	1,113,120

Rutgers State U. VRDN, Ser. A, 0.3s, 5/1/18	VMIG1	2,460,000	2,460,000

7,144,663
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/42	BBB–	980,000	1,043,102

1,043,102
New York (10.0%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A
AGM, U.S. Govt. Coll., 5.75%, 5/1/28
(Prerefunded 5/1/18)	Aa2	2,275,000	2,480,501
AGM, 5.75%, 5/1/27 (Prerefunded 5/1/18)	Aa2	4,000,000	4,361,320

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5.75%, 2/15/47	A2	1,000,000	1,188,970

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5.25%, 10/1/35	A3	1,000,000	1,357,780

Metro. Trans. Auth. Mandatory Put Bonds
(2/15/20), Ser. C-2B, 5.00%, 11/15/34	AA–	2,000,000	2,274,060

32 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
Metro. Trans. Auth. Rev. Bonds
Ser. B, 5.00%, 11/15/37	AA–	$2,000,000	$2,461,040
Ser. D, 5.00%, 11/15/36	AA–	3,000,000	3,518,040

Metro. Trans. Auth. Dedicated Tax Fund Rev.
Bonds, Ser. A, 5.25%, 11/15/34	AA	1,900,000	2,454,952

NY City, G.O. Bonds, Ser. D-1, 5.00%, 10/1/36	Aa2	1,400,000	1,643,208

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
Bonds, Ser. AA, 5.00%, 6/15/34	Aa1	1,000,000	1,182,220

NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/41	AAA	1,500,000	1,821,210
Ser. E-1, 5.00%, 2/1/39	AAA	2,000,000	2,454,400
(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	2,000,000	2,456,320

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1
5.00%, 7/15/43	Aa2	2,000,000	2,439,200
5.00%, 7/15/40	Aa2	910,000	1,096,150

NY City, Trust for Cultural Resources Rev.
Bonds (Museum of Modern Art (The)), Ser. 1-E,
4.00%, 2/1/23	Aa2	800,000	941,192

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5.00%, 3/15/38	AAA	1,000,000	1,198,060

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5.75%, 3/15/36	AAA	2,000,000	2,258,060

NY State Urban Dev. Corp. Rev. Bonds
(Personal Income Tax (Group C)), Ser. A,
5.00%, 3/15/37	AAA	2,000,000	2,441,780
(Personal Income Tax), Ser. A, 5.00%, 3/15/35	AAA	1,000,000	1,239,520

Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6.00%, 12/1/42	Baa1	900,000	1,055,241

Syracuse, Indl. Dev. Agcy. School Fac. Rev.
Bonds (Syracuse City School Dist.), Ser. A, AGM,
5.00%, 5/1/25	Aa2	1,000,000	1,075,500

Triborough, Bridge & Tunnel Auth. Rev. Bonds,
Ser. A, 5.00%, 11/15/41	Aa3	1,250,000	1,547,838

44,946,562
North Carolina (0.5%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6.00%, 6/1/31	BBB	500,000	542,490

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5.50%, 1/1/26 (Prerefunded 1/1/19)	AAA/F	1,500,000	1,672,980

2,215,470
Ohio (4.7%)
American Muni. Pwr., Inc. Rev. Bonds
(Meldahl Hydroelectric (Green Bond)), Ser. A,
5.00%, 2/15/26	A	500,000	636,570

American Muni. Pwr., Inc. Rev. Bonds (Greenup
Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	2,525,000	3,059,871

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5.75%, 6/1/34	B–	500,000	493,920
5.375%, 6/1/24	B–	1,000,000	989,550

AMT-Free Municipal Fund 33

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Friendship Village of Dublin Oblig. Group),
5.00%, 11/15/34	A–/F	$700,000	$822,731

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5.00%, 12/1/32	A1	2,000,000	2,333,660

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. C-2, AGM, 5.00%, 4/1/24	AA	2,000,000	2,153,300

Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset
Retirement Cmntys.), 5.50%, 8/15/30	A–/F	650,000	761,813

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHMLC
Coll., 5.00%, 11/1/28	Aaa	280,000	292,474

OH State Rev. Bonds (Northeast OH Regl. Swr.
Dist.), 5.00%, 11/15/44	Aa1	1,015,000	1,226,536

OH State Air Quality Dev. Auth., Poll. Control
Mandatory Put Bonds (4/1/20) (FirstEnergy
Nuclear Generation, LLC), Ser. B, 3.625%, 10/1/33	Baa3	1,000,000	1,000,130

OH State Higher Edl. Fac. Rev. Bonds (U.
of Dayton), Ser. A, 5.625%, 12/1/41	A+	1,000,000	1,170,370

OH State Major New Infrastructure Rev. Bonds,
Ser. 16-1, 5.00%, 12/15/28 ##	AA	850,000	1,081,991

OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5.25%, 2/15/32	A1	700,000	848,701
5.00%, 2/15/48	A1	1,250,000	1,459,413

OH State Wtr. Dev. Auth. Poll. Control Mandatory
Put Bonds (6/3/19) (FirstEnergy Nuclear
Generation, LLC), 4.00%, 12/1/33	Baa3	1,550,000	1,571,514

Scioto Cnty., Hosp. Rev. Bonds (Southern
OH Med. Ctr.), 5.00%, 2/15/33	A2	500,000	604,970

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes Oblig. Group), Ser. A,
5.75%, 7/1/33	A	500,000	612,855

21,120,369
Oklahoma (0.8%)
OK State Tpk. Auth. VRDN, Ser. F, 0.37s, 1/1/28	VMIG1	3,415,000	3,415,000

3,415,000
Oregon (0.3%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.20%, 6/1/31	A1	345,000	370,585

OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5.75%,
7/1/39 (Prerefunded 7/1/19)	Aa3	750,000	859,650

1,230,235
Pennsylvania (6.9%)
Allegheny Cnty., G.O. Bonds
Ser. C-72, 5.25%, 12/1/32	AA–	670,000	826,452
Ser. C76, 5.00%, 11/1/41	AA–	1,500,000	1,824,900

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (U.
of Pittsburgh Med.), 5.625%, 8/15/39	Aa3	500,000	563,155

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5.50%, 11/1/31	AA–	3,000,000	3,422,610

Dallas, Area Muni. Auth. U. Rev. Bonds
(Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	335,241

34 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A
6.00%, 6/1/29	A+	$1,305,000	$1,491,576
6.00%, 6/1/29 (Prerefunded 6/1/19)	AAA/P	1,195,000	1,371,657
5.00%, 6/1/35	A+	250,000	303,183

Delaware River Port Auth. PA & NJ Rev. Bonds,
5.00%, 1/1/30	A	3,000,000	3,651,600

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono
Med. Ctr.), 5.00%, 1/1/27	A–	950,000	967,015

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5.25%, 11/15/16 (Escrowed to Maturity)	A–/F	1,100,000	1,114,894

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.20%, 4/1/39	A1	1,900,000	2,134,707

PA State Higher Edl. Fac. Auth. Rev. Bonds (East
Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	845,652

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,226,279

PA State Tpk. Comm. Rev. Bonds
Ser. A-1, 5.00%, 12/1/41	A1	1,000,000	1,198,290
Ser. A, 5.00%, 12/1/38	A1	650,000	772,538

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5.25%, 8/1/40	A–	1,400,000	1,581,888

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
5.00%, 11/1/26	A1	2,220,000	2,687,354

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,387,068

Pittsburgh, G.O. Bonds, Ser. B, 5.00%, 9/1/25	A1	1,250,000	1,499,200

Westmoreland Ctny., Muni. Auth. Rev. Bonds,
BAM, 5.00%, 8/15/27 ##	AA	250,000	310,795

Wilkes-Barre, Fin. Auth. Rev. Bonds (U.
of Scranton), 5.00%, 11/1/40	A–	500,000	565,745

31,081,799
Rhode Island (0.3%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33 ##	BBB+	365,000	431,784

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	1,000,000	1,063,760

1,495,544
South Carolina (1.5%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	AA–	3,000,000	3,798,240
Ser. A, 5.50%, 12/1/54	AA–	1,000,000	1,204,950

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/37	AA–	1,500,000	1,814,730

			6,817,920

AMT-Free Municipal Fund 35

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth. Alliance),
6.00%, 7/1/38	Baa1	$1,850,000	$2,097,900

Metro. Govt. Nashville & Davidson Ctny. Hlth. &
Edl. Fac. Board Rev. Bonds (Vanderbilt U. Med.
Ctr.), Ser. A, 5.00%, 7/1/40	A3	300,000	361,671

Texas (12.2%)			2,459,571
Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5.00%, 1/1/33	BBB+	300,000	348,993

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5.375%, 2/15/29	A3	2,500,000	2,561,300

Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	2,500,000	3,035,600

Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	875,000	1,068,183

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), FNMA Coll., FHLMC Coll., PSFG, 6.00%,
2/15/27 (Prerefunded 2/15/18)	Aaa	2,500,000	2,705,325

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5.00%, 4/1/53	AA+	900,000	1,046,651

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5.00%, 6/1/38	Baa3	500,000	561,305

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.38s, 12/1/24	A-1+	5,815,000	5,815,000

Houston, Util. Syst. Rev. Bonds
Ser. D, 5.00%, 11/15/39	Aa2	1,000,000	1,202,550
Ser. B, 5.00%, 11/15/36	Aa2	3,000,000	3,716,190

La Joya, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5.00%, 2/15/30
(Prerefunded 2/15/18)	Aaa	1,500,000	1,600,350

Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,449,140

Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds, 5.00%, 5/15/32	A	475,000	587,708

Matagorda Cnty., Poll. Control Rev. Bonds (Central
Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	Baa1	600,000	673,146

Mission, Econ. Dev. Corp. Solid Waste Disp.
Mandatory Put Bonds (10/3/16) (Republic Svcs.,
Inc.), Ser. A, 0.60%, 1/1/20	A–2	1,250,000	1,250,088

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Tarleton State U. Collegiate Student Hsg.),
Ser. A, 5.00%, 4/1/35	Baa3	800,000	931,152
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	591,615
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	530,000	626,704

36 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. A, 6.25%, 1/1/24	A	$655,000	$739,063
(1st Tier), Ser. A, FCS, U.S. Govt. Coll., 6.25%,
1/1/24 (Prerefunded 1/1/19)	AA/P	2,845,000	3,224,039
(1st Tier), Ser. A, FCS, NATL, U.S. Govt. Coll.,
5.125%, 1/1/28 (Prerefunded 1/1/18)	AA–	1,315,000	1,398,476
(1st Tier), Ser. A, NATL, 5.125%, 1/1/28	AA–	185,000	195,584
Ser. A, 5.00%, 1/1/39	A1	1,200,000	1,447,932

Pharr, San Juan — Alamo, Indpt. School Dist.
G.O. Bonds (School Bldg.), PSFG, 5.00%, 2/1/30
(Prerefunded 2/1/18)	Aaa	1,000,000	1,065,210

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,256,810

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5.25%, 11/15/37	A/F	560,000	580,754
5.25%, 11/15/37 (Prerefunded 11/15/17)	AAA/P	440,000	466,228

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5.25%, 12/15/24	Baa1	1,000,000	1,222,480

TX Private Activity Surface Trans. Corp. Rev.
Bonds (LBJ Infrastructure), 7.00%, 6/30/40	Baa3	500,000	596,855

TX State G.O. Bonds (Trans. Auth.), Ser. A,
5.00%, 10/1/44	Aaa	4,750,000	5,746,360

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5.00%, 12/15/28	A3	1,000,000	1,163,540

TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5.00%, 8/15/41	A3	2,150,000	2,505,546

TX State Wtr. Dev. Board Rev. Bonds, Ser. A,
5.00%, 4/15/23	AAA	2,000,000	2,477,660

54,857,537
Vermont (0.2%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5.00%, 12/1/36	A3	750,000	902,310

902,310
Washington (1.5%)
WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aa1	750,000	915,728

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5.125%, 10/1/24	Baa1	2,500,000	2,829,275

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,180,580
Ser. B, NATL, 5.00%, 2/15/27	AA–	965,000	1,001,631
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	810,000	837,176

6,764,390
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co.), Ser. A,
5.375%, 12/1/38	Baa1	500,000	560,345

			560,345

AMT-Free Municipal Fund 37

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Wisconsin (1.1%)
WI State Rev. Bonds, Ser. A, 6.00%, 5/1/27	Aa3	$2,000,000	$2,279,960

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	1,250,000	1,434,625
(Three Pillars Sr. Living), 5.00%, 8/15/33	A–/F	1,000,000	1,151,270

4,865,855
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho
Power Co.), 5.25%, 7/15/26	A1	1,800,000	2,026,908

			2,026,908

TOTAL INVESTMENTS

Total investments (cost $401,880,405)			$441,789,475

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $448,989,319.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates. The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	16.1%
Health care	15.3
Transportation	13.5
Prerefunded	12.4

38 AMT-Free Municipal Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$441,789,475	$—

Totals by level	$—	$441,789,475	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 39

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $401,880,405)	$441,789,475

Cash	12,076,240

Interest and other receivables	4,399,909

Receivable for shares of the fund sold	3,672,627

Receivable for investments sold	100,864

Prepaid assets	39,396

Total assets	462,078,511

LIABILITIES

Payable for investments purchased	1,789,376

Payable for purchases of delayed delivery securities (Note 1)	10,204,826

Payable for shares of the fund repurchased	379,562

Payable for compensation of Manager (Note 2)	162,854

Payable for custodian fees (Note 2)	2,815

Payable for investor servicing fees (Note 2)	47,701

Payable for Trustee compensation and expenses (Note 2)	147,389

Payable for administrative services (Note 2)	1,595

Payable for distribution fees (Note 2)	99,938

Distributions payable to shareholders	153,030

Other accrued expenses	100,106

Total liabilities	13,089,192

Net assets	$448,989,319

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$417,082,381

Undistributed net investment income (Note 1)	184,760

Accumulated net realized loss on investments (Note 1)	(8,186,892)

Net unrealized appreciation of investments	39,909,070

Total — Representing net assets applicable to capital shares outstanding	$448,989,319

(Continued on next page)

40 AMT-Free Municipal Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($358,847,496 divided by 22,836,922 shares)	$15.71

Offering price per class A share (100/96.00 of $15.71)*	$16.36

Net asset value and offering price per class B share ($2,874,003 divided by 182,699 shares)**	$15.73

Net asset value and offering price per class C share ($33,064,322 divided by 2,098,267 shares)**	$15.76

Net asset value and redemption price per class M share ($1,535,225 divided by 97,403 shares)	$15.76

Offering price per class M share (100/96.75 of $15.76)†	$16.29

Net asset value, offering price and redemption price per class Y share
($52,668,273 divided by 3,349,089 shares)	$15.73

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 41

Statement of operations Year ended 7/31/16

INTEREST INCOME	$16,639,959

EXPENSES

Compensation of Manager (Note 2)	$1,716,109

Investor servicing fees (Note 2)	266,844

Custodian fees (Note 2)	9,285

Trustee compensation and expenses (Note 2)	30,748

Distribution fees (Note 2)	1,063,799

Administrative services (Note 2)	10,704

Other	233,203

Fees waived and reimbursed by Manager (Note 2)	(4,446)

Total expenses	3,326,246

Expense reduction (Note 2)	(1,718)

Net expenses	3,324,528

Net investment income	13,315,431

Net realized loss on investments (Notes 1 and 3)	(54,910)

Net unrealized appreciation of investments during the year	11,265,292

Net gain on investments	11,210,382

Net increase in net assets resulting from operations	$24,525,813

The accompanying notes are an integral part of these financial statements.

42 AMT-Free Municipal Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$13,315,431	$13,705,796

Net realized gain (loss) on investments	(54,910)	2,864,861

Net unrealized appreciation (depreciation) of investments	11,265,292	(1,977,343)

Net increase in net assets resulting from operations	24,525,813	14,593,314

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(69,384)	(136,105)

Class B	(585)	(1,233)

Class C	(5,776)	(10,939)

Class M	(300)	(400)

Class Y	(7,732)	(11,180)

From tax-exempt net investment income
Class A	(10,985,717)	(11,484,522)

Class B	(75,647)	(90,694)

Class C	(723,562)	(740,728)

Class M	(41,009)	(34,847)

Class Y	(1,417,234)	(1,110,221)

Increase (decrease) from capital share transactions (Note 4)	72,577,506	(26,507,538)

Total increase (decrease) in net assets	83,776,373	(25,535,093)

NET ASSETS

Beginning of year	365,212,946	390,748,039

End of year (including undistributed net investment income
of $184,760 and $136,616, respectively)	$448,989,319	$365,212,946

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	(%)

Class A
July 31, 2016	$15.28	.53	.43	.96	(.53)	(.53)	$15.71	6.39	$358,847	.80 [c]	3.41 [c]	11
July 31, 2015	15.26	.57	.02	.59	(.57)	(.57)	15.28	3.86	306,111.78		3.69	10
July 31, 2014	14.74	.57	.52	1.09	(.57)	(.57)	15.26	7.56	333,666.78		3.85	11
July 31, 2013	15.75	.55	(1.01)	(.46)	(.55)	(.55)	14.74	(3.06)	356,787.77		3.54	16
July 31, 2012	14.66	.61	1.08	1.69	(.60)	(.60)	15.75	11.77	398,419.78		3.98	10

Class B
July 31, 2016	$15.30	.43	.43	.86	(.43)	(.43)	$15.73	5.73	$2,874	1.42 [c]	2.79 [c]	11
July 31, 2015	15.27	.47	.03	.50	(.47)	(.47)	15.30	3.29	2,757	1.40	3.07	10
July 31, 2014	14.76	.48	.51	.99	(.48)	(.48)	15.27	6.82	2,958	1.40	3.24	11
July 31, 2013	15.76	.46	(1.01)	(.55)	(.45)	(.45)	14.76	(3.59)	3,826	1.38	2.92	16
July 31, 2012	14.67	.52	1.08	1.60	(.51)	(.51)	15.76	11.09	3,654	1.40	3.37	10

Class C
July 31, 2016	$15.33	.41	.43	.84	(.41)	(.41)	$15.76	5.56	$33,064	1.57 [c]	2.63 [c]	11
July 31, 2015	15.30	.45	.03	.48	(.45)	(.45)	15.33	3.13	24,934	1.55	2.92	10
July 31, 2014	14.78	.45	.52	.97	(.45)	(.45)	15.30	6.71	26,761	1.55	3.09	11
July 31, 2013	15.78	.43	(1.00)	(.57)	(.43)	(.43)	14.78	(3.73)	37,026	1.53	2.77	16
July 31, 2012	14.69	.49	1.09	1.58	(.49)	(.49)	15.78	10.88	39,662	1.55	3.20	10

Class M
July 31, 2016	$15.33	.49	.43	.92	(.49)	(.49)	$15.76	6.09	$1,535	1.07 [c]	3.13 [c]	11
July 31, 2015	15.30	.52	.03	.55	(.52)	(.52)	15.33	3.64	1,091	1.05	3.42	10
July 31, 2014	14.78	.53	.52	1.05	(.53)	(.53)	15.30	7.25	988	1.05	3.58	11
July 31, 2013	15.78	.51	(1.00)	(.49)	(.51)	(.51)	14.78	(3.24)	1,120	1.03	3.27	16
July 31, 2012	14.69	.57	1.08	1.65	(.56)	(.56)	15.78	11.44	887	1.05	3.72	10

Class Y
July 31, 2016	$15.30	.56	.43	.99	(.56)	(.56)	$15.73	6.63	$52,668	.57 [c]	3.61 [c]	11
July 31, 2015	15.27	.60	.03	.63	(.60)	(.60)	15.30	4.17	30,320.55		3.92	10
July 31, 2014	14.75	.60	.52	1.12	(.60)	(.60)	15.27	7.80	26,374.55		4.08	11
July 31, 2013	15.76	.59	(1.01)	(.42)	(.59)	(.59)	14.75	(2.83)	30,338.53		3.77	16
July 31, 2012	14.66	.65	1.09	1.74	(.64)	(.64)	15.76	12.09	32,122.55		4.17	10

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

44 AMT-Free Municipal Fund	AMT-Free Municipal Fund 45

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality and have intermediate- to long-term maturities (three years or longer). The fund does not intend to invest in securities, the interest on which is subject to the alternative minimum tax (AMT). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

46 AMT-Free Municipal Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

AMT-Free Municipal Fund 47

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2016, the fund had a capital loss carryover of $7,502,443 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,738,439	N/A	$3,738,439	*

3,337,309	N/A	3,337,309	July 2018

426,695	N/A	426,695	July 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $625,366 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from late year loss deferrals and from dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $59,659 to increase undistributed net investment income, and $59,659 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$40,042,027
Unrealized depreciation	(60,697)

Net unrealized appreciation	39,981,330
Undistributed ordinary income	24,625
Undistributed tax-exempt income	313,164
Capital loss carryforward	(7,502,443)
Post-October capital loss deferral	(625,366)
Cost for federal income tax purposes	$401,808,145

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

48 AMT-Free Municipal Fund

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.434% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $4,446.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$218,749	Class M	894

Class B	1,842	Class Y	26,613

Class C	18,746	Total	$266,844

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,718 under the expense offset arrangements.

AMT-Free Municipal Fund 49

Each Independent Trustee of the fund receives an annual Trustee fee, of which $325, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$755,697	Class M	6,636

Class B	23,228	Total	$1,063,799

Class C	278,238

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,894 and $88 from the sale of class A and class M shares, respectively, and received $2,576 and $1,533 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4,018 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$101,985,369	$41,346,660

U.S. government securities (Long-term)	—	—

Total	$101,985,369	$41,346,660

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

50 AMT-Free Municipal Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	6,023,811	$93,321,657	1,973,029	$30,447,218

Shares issued in connection with
reinvestment of distributions	601,316	9,291,999	611,924	9,455,081

	6,625,127	102,613,656	2,584,953	39,902,299

Shares repurchased	(3,815,550)	(58,989,647)	(4,427,965)	(68,344,363)

Net increase (decrease)	2,809,577	$43,624,009	(1,843,012)	$(28,442,064)

	Year ended 7/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	38,095	$590,720	13,395	$206,514

Shares issued in connection with
reinvestment of distributions	4,597	71,086	5,533	85,604

	42,692	661,806	18,928	292,118

Shares repurchased	(40,174)	(621,108)	(32,454)	(501,261)

Net increase (decrease)	2,518	$40,698	(13,526)	$(209,143)

	Year ended 7/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	676,351	$10,515,460	239,992	$3,717,527

Shares issued in connection with
reinvestment of distributions	39,620	613,912	42,127	652,747

	715,971	11,129,372	282,119	4,370,274

Shares repurchased	(244,589)	(3,795,064)	(404,673)	(6,258,233)

Net increase (decrease)	471,382	$7,334,308	(122,554)	$(1,887,959)

	Year ended 7/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	25,105	$387,966	13,545	$211,093

Shares issued in connection with
reinvestment of distributions	2,591	40,160	2,185	33,850

	27,696	428,126	15,730	244,943

Shares repurchased	(1,466)	(22,743)	(9,157)	(142,217)

Net increase	26,230	$405,383	6,573	$102,726

	Year ended 7/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,753,881	$27,153,658	484,387	$7,477,925

Shares issued in connection with
reinvestment of distributions	71,987	1,114,753	55,348	855,748

	1,825,868	28,268,411	539,735	8,333,673

Shares repurchased	(459,005)	(7,095,303)	(285,081)	(4,404,771)

Net increase	1,366,863	$21,173,108	254,654	$3,928,902

AMT-Free Municipal Fund 51

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

52 AMT-Free Municipal Fund

Federal tax information (Unaudited)

The fund has designated 99.37% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

AMT-Free Municipal Fund 53

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

54 AMT-Free Municipal Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

AMT-Free Municipal Fund 55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

56 AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer

Independent Registered	Steven D. Krichmar	Nancy E. Florek
Public Accounting Firm	Vice President and	Vice President, Director of
PricewaterhouseCoopers LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

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Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$61,726	$ —	$11,919	$ —
July 31, 2015	$61,904	$ —	$11,572	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $571,672 and $691,248 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$559,753	$ —	$ —

July 31, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016